                                                                      exhibit q

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Capital Development Fund (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A (Securities Act File No. 2-16252 and Investment Company Act File No. 811-933), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.


                                       /s/ J. Baur Whittlesey
                                       ----------------------------------------
                                           J. Baur Whittlesey

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Capital Development Fund (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A (Securities Act File No. 2-16252 and Investment Company Act File No. 811-933), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.


                                       /s/ Peter O. Brown
                                       ----------------------------------------
                                           Peter O. Brown

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Capital Development Fund (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A (Securities Act File No. 2-16252 and Investment Company Act File No. 811-933), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.


                                       /s/ Mark W. Holland
                                       ----------------------------------------
                                           Mark W. Holland

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Capital Development Fund (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A (Securities Act File No. 2-16252 and Investment Company Act File No. 811-933), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of April, 2006.


                                       /s/ Laurens MacLure
                                       ----------------------------------------
                                           Laurens MacLure

                          CGM CAPITAL DEVELOPMENT FUND
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Capital Development Fund (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A (Securities Act File No. 2-16252 and Investment Company Act File No. 811-933), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2006.


                                       /s/ James Van Dyke Quereau, Jr.
                                       ----------------------------------------
                                           James Van Dyke Quereau, Jr.